UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2009

NETWORK CADENCE, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-52882	26-0578268
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6560 South Greenwood Plaza Boulevard Number 400 Englewood, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

(877) 711-6492
(Registrant's telephone number, including area code)

__________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 3, 2009,  the Board of Directors of Network Cadence, Inc. (the "Company") approved, effective immediately, a change in the Company's fiscal year end from December 31st to June 30th.  The Company will file a transition report on Form 10-K covering the transition period of January 1, 2009 through June 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK CADENCE, INC.
Date: January 19, 2010	By:	/s/ John McCawley
John McCawley
Chief Executive Officer